UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 5, 2018
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of the Company was held on September 5, 2018. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2018

For	Against	Abstain	Broker Non-Votes
105,704,493	19,762	368,673	—
99.98%	0.02%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
85,808,099	13,380,466	1,915,517	5,153,046
86.51%	13.49%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
100,816,852	21,456	265,775	5,153,045
99.98%	0.02%	N/A	N/A

Proposal 4: Amendment of the Articles of Incorporation regarding the creation of an authorized share capital

For	Against	Abstain	Broker Non-Votes
81,779,892	19,185,525	138,665	5,153,046
81.00%	19.00%	N/A	N/A

Proposal 5: Amendment of the Articles of Incorporation regarding the convening of shareholder meetings

For	Against	Abstain	Broker Non-Votes
100,588,365	156,283	358,634	5,153,046
99.84%	0.16%	N/A	N/A

Proposal 6: Amendment of the Articles of Incorporation regarding the maximum number of mandates that members of the Board of Directors and Management Team may accept for charitable organizations

For	Against	Abstain	Broker Non-Votes
98,568,319	2,188,989	347,973	5,153,047
97.83%	2.17%	N/A	N/A

Proposal 7: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2018

For	Against	Abstain	Broker Non-Votes
98,338,843	457,321	1,062,420	5,153,046
99.54%	0.46%	N/A	N/A

Proposal 8.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
96,332,037	4,480,899	292,348	5,153,044
95.56%	4.44%	N/A	N/A

Proposal 8.B: Re-election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,226,694	591,582	287,008	5,153,044
99.41%	0.59%	N/A	N/A

Proposal 8.C: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,242,681	571,231	291,372	5,153,044
99.43%	0.57%	N/A	N/A

Proposal 8.D: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
89,803,635	11,007,847	293,802	5,153,044
89.08%	10.92%	N/A	N/A

Proposal 8.E: Re-election of Mr. Guerrino De Luca to the Board of Directors

For	Against	Abstain	Broker Non-Votes
94,908,281	5,915,341	282,072	5,153,044
94.13%	5.87%	N/A	N/A

Proposal 8.F: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
98,737,777	2,075,587	292,330	5,153,044
97.94%	2.06%	N/A	N/A

Proposal 8.G: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
99,887,081	925,507	293,106	5,153,044
99.08%	0.92%	N/A	N/A

Proposal 8.H: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
99,235,354	1,590,334	280,006	5,153,044
98.42%	1.58%	N/A	N/A

Proposal 8.I: Re-election of Mr. Dimitri Panayotopoulos to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,189,119	624,104	292,470	5,153,045
99.38%	0.62%	N/A	N/A

Proposal 8.J: Re-election of Dr. Lung Yeh to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,720,036	100,206	283,452	5,153,044
99.90%	0.10%	N/A	N/A

Proposal 8.K: Election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,699,296	115,748	287,650	5,153,044
99.89%	0.11%	N/A	N/A

Proposal 9: Election of the Chairman of the Board

For	Against	Abstain	Broker Non-Votes
94,340,732	6,470,600	291,362	5,153,044
93.58%	6.42%	N/A	N/A

Proposal 10.A: Re-election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
99,775,322	1,006,263	321,109	5,153,044
99.00%	1.00%	N/A	N/A

Proposal 10.B: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
99,442,583	1,335,465	324,646	5,153,044
98.67%	1.33%	N/A	N/A

Proposal 10.C: Re-election of Mr. Dimitri Panayotopoulos to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
99,740,427	1,037,134	325,133	5,153,044
98.97%	1.03%	N/A	N/A

Proposal 10.D: Election of Ms. Wendy Becker to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
99,927,672	840,619	334,403	5,153,044
99.17%	0.83%	N/A	N/A

Proposal 11: Approval of Compensation for the Board of Directors for the 2018 to 2019 Board Year

For	Against	Abstain	Broker Non-Votes
89,050,680	9,983,405	2,068,607	5,153,046
89.92%	10.08%	N/A	N/A

Proposal 12: Approval of Compensation for the Group Management Team for Fiscal Year 2020

For	Against	Abstain	Broker Non-Votes
85,110,830	13,905,135	2,086,727	5,153,046
85.96%	14.04%	N/A	N/A

Proposal 13: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2019

For	Against	Abstain	Broker Non-Votes
105,747,870	203,593	304,276	—
99.81%	0.19%	N/A	N/A

Proposal 14: Election of Etude Regina Wenger and Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
100,772,820	42,229	287,634	5,153,045
99.96%	0.04%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

Item 8.01	Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Wednesday, September 19, 2018 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Thursday, September 20, 2018, and the payment date is expected to be Friday, September 21, 2018. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on September 18, 2018. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bryan Ko

Bryan Ko
General Counsel and Corporate Secretary

September 7, 2018